                                 EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT
                             --------------------
     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of January 1, 1998, by and between CENTURY NATIONAL BANK AND TRUST, a national banking association ("Century"), CITIZENS BANKING COMPANY, an Ohio corporation ("Citizens") (collectively referred to as the "Company"), and DONALD A. BENZIGER (the "Employee").

     WHEREAS, the Company desires to procure the services of Employee, and Employee is willing to be employed by the Company, upon the terms and subject to the conditions herein.

     NOW, THEREFORE, intending to be legally bound, the Company agrees to employ Employee, and Employee hereby agrees to be employed by the Company, upon the following terms and conditions:

        1.      Employment and Duties.
                ----------------------

                (a) Century agrees to employ and Employee agrees to be employed by Century as Century's Senior Vice President and Chief Financial Officer. Upon such time when Century becomes a division of Citizens, Citizens agrees to employ and Employee agrees to be employed by Citizens as an officer. Employee shall report directly to the Chief Executive Officer of Citizens, or his designee ("Citizens Representative") and shall have such responsibilities as may from time to time be prescribed by the Citizens Representative. Employee agrees to perform such duties as may be assigned, to devote all of his working time to the business of the Company, and to use his best efforts to advance the interests of the Company and its shareholders. If the Employee is elected a director of the Company during the Term of this Agreement, Employee shall serve in that capacity without any additional compensation from the Company.

               (b) Employee represents and warrants to the Company that he is free to be employed by the Company, and that he has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with Employee's full and faithful performance of his duties under this Agreement.

               (c) Nothwithstanding anything to the contrary herein or otherwise, nothing in this Agreement shall prohibit Employee from serving as a director or officer of any trade association, civic, educational or charitable or governmental entity so long as it does not substantially interfere with the performance of his duties as provided in paragraph (a) hereof.

        2.      Term.   The Company hereby employs Employee for a period of
                ----
three (3) years beginning on the date of this Agreement and expiring on January 1, 2001 unless terminated earlier in accordance with the provisions of Section 6 of this Agreement. Notwithstanding the foregoing, Employee's obligations and the Company's rights under Section 7 hereof and under the Confidentiality, Noncompetition and Nonsolicitation Covenants (as hereinafter defined) shall survive the termination of this Agreement.

        3.      Compensation.
                ------------

                (a) During the term of this Agreement the Company shall pay to Employee an annual salary of Ninety-Seven Thousand Eight Hundred Forty-Nine Dollars and Eleven Cents ($97849.11). The annual salary of Employee in effect from time to time is hereafter referred to as the "Base Salary." The Base Salary shall be payable in accordance with the Company's normal payroll practices for employees (but no less frequently than monthly), and the Company shall deduct of cause to be deducted from the base salary all taxes and amounts required by law to be withheld. The Base Salary may be increased (but not decreased) at any time and from time to time by action of the Company's Board of Directors.

                (b) Nothing herein shall be deemed to preclude the Company from paying Employee, in addition to his Base Salary, any bonuses as may be awarded from time to time as provided in Section 4 herein.

                (c) The Company will reimburse Employee for all reasonable business expenses incurred by Employee in the course of performing Employee's duties under this Agreement that are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses.

        4.      Bonus.  During the term of this Agreement the Company shall pay
                -----
to the Employee a bonus of up to 25% of Base Salary based upon reasonable individual and corporate performance as determined by the Company's Board of Directors (the "Bonus").

        5.      Benefits.  During the term of this agreement, Employee and
                --------
Employee's eligible dependents shall be entitled to participate in employee benefit plans generally afforded by the Company to its employees from time to time provided that such participation complies with applicable federal and state law. Notwithstanding the foregoing, the Company shall pay the lease, insurance, gas and maintenance expenses for the Employee's current car until the earlier of the date that said lease expires or December 31, 1998 (the "Lease Period"). At the end of the Lease Period, the Company shall pay the Employee a monthly car allowance to cover the Employee's lease, insurance, gas and maintenance expenses provided that such allowance is substantially similar to the monthly payments made during the Lease Period.

        6.      Disability or Death; Resignation; Termination for Cause; Other
                --------------------------------------------------------------
Terminations.
------------

                (a)     Death.  In the event of Employee's death, this Agreement
                        -----
and Employee's employment shall terminate upon such date of death, except that Employee's designated beneficiary (or, in the absence of a designated beneficiary, Employee's estate) shall be entitled to receive the unpaid portion of Employee's Base Salary and Bonus earned up to the date of his death; and Employee's designated beneficiary (or, in the absence of a designated beneficiary, Employee's estate) shall be entitled to receive all benefits payable as a result of Employee's death under the terms of the Company's employee benefit plans.

                (b)     Disability.  If Employee is incapacitated for a period
                        ----------
of one hundred eighty (180) consecutive days so that Employee cannot substantially perform his duties hereunder on a full-time basis (a "Disability"), Employee's employment will terminate upon the expiration of such 180 day period. Notwithstanding the foregoing, Employee's obligations and the Company's rights under Section 7 hereof and under the Confidentiality, Noncompetition and Nonsolicitation Covenants (as hereafter defined) shall survive the termination of this Agreement, and Employee shall be entitled to receive (i) the unpaid portion of Employee's Base Salary and Bonus earned up to the date of such termination reduced by the amount of any payments received by Employee pursuant to any short-term disability plan or other plan providing disability payments to the Employee, and (ii) all benefits payable to Employee as a result of such termination under the Company's employee benefit plans.

                (c)     Termination for Cause.  The Company may terminate
                        ---------------------
Employee's employment at any time for cause (as defined below). If the Company terminates Employee's employment for cause (as defined below), all of the Company's obligations hereunder shall immediately terminate. As used in this section, "for cause" shall mean (i) gross misconduct by Employee, or (ii) Employee's commission of a felony or an act of moral turpitude, or (iii) Employee's material breach or failure to perform any provision of this Agreement, but only if Employee is first given written notice from the Citizens Representative specifying the nature of such breach or failure and Employee refused to remedy such breach or failure within a period of thirty (30) days after receipt of such notice. Employee shall be entitled to receive the unpaid portion of Employee's Base Salary earned up to the date of such termination.

                (d)     Termination Without Cause by the Employee.
                        -----------------------------------------

                        (1) Employee may terminate his employment at any time without cause pursuant to written notice at least thirty (30) days in advance of the termination of employment date specified by him (the "Termination Notice").

                        (2) If Employee's employment terminates pursuant to this Section 6(d), both the Company's and Employee's obligations hereunder shall terminate as of the termination date specified in the Termination Notice. Employee shall be entitled to receive the unpaid portion of Employee's Base Salary, Bonus and benefits payable to Employee as a result of such termination under the Company's employee benefit plans earned up to the date of such termination.

                (e)     Termination Without Cause by the Company.
                        ----------------------------------------

                        (1) The Company may terminate Employee's employment at any time without cause pursuant to written notice at least thirty (30) days in advance of the termination of employment date specified by the Company (the "Termination Notice").

                        (2) If Employee's employment terminates pursuant to this Section 6(e), both the Company's and Employee's obligations hereunder shall terminate as of the termination date specified by the Termination Notice. Employee shall be entitled to receive the unpaid portion of Employee's Base Salary, Bonus and benefits payable to Employee as a result of such termination under the Company's employee benefit plans earned up to the date of such termination. Notwithstanding the foregoing (i) Company's obligations under Sections 3, 4 and

5 hereof shall survive the termination of this Agreement and (ii) Employee's obligations and the Company's rights under Section 7 hereof and under the Confidentiality, Noncompetition and Nonsolicitation Covenants (as hereafter defined) shall survive the termination of this Agreement unless Employee waives his rights in writing to receive payments under Sections 3, 4 and 5 hereof.

                (f)     Change in Control. If there occurs a "change in control"
                        -----------------
(as hereinafter defined) of Citizens or Citizens Bancshares, Inc. ("Bancshares"), then in any such event the Employee shall have the right to terminate this Agreement and such termination shall be considered a termination without cause by the Company under Section 6(e) herein. The Term "change in control" shall mean the following events:

                        (1) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding Citizens or Bancshares and any employee benefit plan sponsored or maintained by Citizens or Bancshares (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of Citizens or Bancshares representing more than fifty percent (50%) of the combined voting power of Citizens' or Bancshares' then outstanding securities; or

                        (2) The completion of a transaction requiring shareholder approval for the acquisition of substantially all of the stock or assets of Citizens or Bancshares by an entity other than Citizens or Bancshares or any merger of Citizens or Bancshares into another company and Citizens or Bancshares is not the surviving entity.

        7.      Confidentiality, Noncompetition and Nonsolicitation.  The
                ---------------------------------------------------
confidentiality, noncompetition and nonsolicitation covenants attached hereto as Exhibit A (the "Confidentiality, Noncompetition and Nonsolicitation Covenants") are hereby incorporated by reference and made a part of this Agreement.

        8.      Change in Control.  Upon the expiration of the term of this
                -----------------
Agreement, provided that Employee is still employed by Citizens, Citizens agrees to enter a change in control agreement substantially in the Form of Section 6(f) herein for a period of one year, renewable on an annual basis at the election of Citizens.

        9.      Enforceability.  The unenforceability or invalidity of any
                --------------
provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement. In the event that any such provision should be or becomes invalid for any reason, such provision shall remain effective to the maximum extent permissible, and the parties shall consult and agree on a legally acceptable modification giving effect to the commercial objectives of the unenforceable or invalid provision, and every other provision of this agreement shall remain in full force and effect.

        10.     Assignment; Binding Effect.  This Agreement, being for the
                --------------------------
personal services of Employee, shall not be assignable by Employee. Subject to the foregoing, this Agreement shall inure to the benefit of, and be enforceable by, the parties' successors, representatives, executors, administrators or assignees.

        11.     Notices.  All notices, requests, demands and other
                -------
communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered, at the time delivered against receipt or (b) if mailed three (3) days after mailing at any general or branch United States Post Office enclosed in a registered or certified postage paid envelope, or (c) if couriered, one day after deposit with a national overnight courier, addressed to the address of the respective parties as follows:

        To the Company: Century National Bank and Trust

                        Citizens Banking Company
                        10 East Main St.
                        P.O. Box 247
                        Salineville, OH 43945

        To Employee:    ----------------------------------------------
                        ----------------------------------------------
                        ----------------------------------------------
                        ----------------------------------------------

or to such other addresses as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above, provided that notices of changes of address shall only be effective upon receipt.

        12.     Entire Agreement.  This Agreement constitutes the entire
                ----------------
agreement of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein.

        13.     Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws. The Company and the Employee hereby irrevocably submit to the jurisdiction of the courts of the state of Ohio, with venue in Columbiana County, over any dispute arising out of this Agreement and agree that all claims in respect of such dispute or proceeding shall be heard and determined in such court. The Company and Employee hereby irrevocably waive, to the fullest extent permitted by law, any objection which they may have to the venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. The Company and Employee hereby consent to the process of being served by them in any suit, action or proceeding by delivering it in the manner specified by the provisions of Section 11 of this Agreement.

        14.     Set-Off.  Any and all payment obligations of the Company to
                -------
Employee under this Agreement shall be subject to the Company's right to set off amounts owed to it by Employee, whether under this Agreement or otherwise.

        15.     Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which so executed and delivered shall constitute an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one original counterpart hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written but on the dates indicated below.

EMPLOYEE                                CENTURY NATIONAL BANK AND TRUST

------------------------------------    By:  ----------------------------
Donald A. Benziger
                                        Its: ----------------------------

                                        CITIZENS BANKING COMPANY

                                        By:  ----------------------------

                                        Its: ----------------------------

                                   EXHIBIT A
                                      TO
                             EMPLOYMENT AGREEMENT

                        Confidentiality, Noncompetition
                         and Nonsolicitation Covenants
                      ----------------------------------

        1.      Noncompetition. Employee agrees that during the term of
                --------------
Employee's employment by the Company and for so long as Employee is either receiving payments pursuant to Section 6(b) or 6(e) hereof or is incapacitated as a result of a Disability, Employee shall not, without the prior written consent of the Company, either directly of indirectly, engage in, make any investment in or have any interest in any business in competition with the business of the Company located within twenty (20) miles of Bancshares' or its subsidiaries' places of business; and the Employee shall not advise, assist or render services either directly or indirectly to any person, firm, company, corporation or business other than the Company with reference to any business in competition with the business engaged in by the Company during the Employee's employment with the Company. Notwithstanding the foregoing, the ownership of securities of any business competing with the Company, is such securities are publicly traded on a national securities market and constitute less than five percent (5%) of the outstanding stock thereof shall not constitute a violation of this provision.

        2.      Nonsolicitation.  Employee agrees that Employee shall not at any
                ---------------
time (whether during or after Employee's termination of employment with the Company), without the prior written consent of the Company, either directly or indirectly (i) solicit (or attempt to solicit) induce, (or attempt to induce), cause or facilitate any employee, director, agent, consultant, independent contractor, representative or associate of the Company to terminate his, her or its relationship with the Company, or (ii) solicit (or attempt to solicit) induce (or attempt to induce), cause or facilitate any supplier of services or products to the Company to terminate or change his, her or its relationship with the Company, or otherwise interfere with any relationship between the Company and any of the Company's suppliers of products or services.

        3.      Nondisclosure. Employee agrees that Employee shall not at any
                -------------
time (whether during or after the period of Employee's employment with the Company) directly or indirectly divulge, disclose or communicate to any person, firm, company, corporation or business in any manner whatsoever any confidential information relating to the business of the Company, including without limitation, the Company's business plans, strategies, pricing, sales methods, trade secrets, know-how and similar types of information.

        4.      Inventions and Patents.  Employee agrees that all inventions,
                ----------------------
innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Employee while employed by the Company or its predecessor (all of the foregoing being referred to herein as "Work Product") belong to the Company. Employee shall perform all actions reasonably requested by the Company (whether during or after the Employment Term)

                                      A-1